                                                             Page 45 of 48 Pages


                                    EXHIBIT A

                             JOINT FILING AGREEMENT

            The Family Partnership, L.P., The Frontier Partnership, L.P., The Darwin Partnership, L.P., Flagship Partners, Ltd., Darwin Partners, Ltd., Barker, Lee & Co., the J.M.R. Barker Foundation, Quaker Hill Associates, L.P., Upland Associates, L.P., Namakagon Associates, L.P., Family Partners & Co., Frontier Partners & Co., Knowlton Brothers, Inc., Knowlton Associates, Inc., Winthrop Knowlton, Stanley Knowlton, Christopher Knowlton, Robert R. Barker and Dwight E. Lee each hereby agree that the Schedule 13D filed herewith and any amendments thereto relating to the acquisition of shares of Common Stock of Integrated Package Assembly Corporation is filed jointly on behalf of each such person.

Dated: February 25, 1998

                                    THE FAMILY PARTNERSHIP, L.P.

                                    By: Family Partners & Co.,
                                          as general partner

                                        By: Knowlton Brothers, Inc.,
                                              as general partner

                                    By: /s/ Stanley Knowlton
                                        -----------------------------
                                        Name: Stanley Knowlton
                                        Title: President
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                                                             Page 46 of 48 Pages


                                    THE FRONTIER PARTNERSHIP, L.P.

                                    By: Frontier Partners & Co.,
                                          as general partner

                                        By: Knowlton Brothers, Inc.,
                                              as general partner

                                    By: /s/ Stanley Knowlton
                                        -----------------------------
                                        Name: Stanley Knowlton
                                        Title: President

                                    THE DARWIN PARTNERSHIP, L.P.

                                    By: /s/ Stanley Knowlton
                                        -----------------------------
                                        Name: Stanley Knowlton
                                        Title: General Partner

                                    BARKER, LEE & CO.

                                    By: /s/ Dwight E. Lee
                                        -----------------------------
                                        Name: Dwight E. Lee
                                        Title: General Partner

                                    J.M.R. BARKER FOUNDATION

                                    By: /s/ Dwight E. Lee
                                        -----------------------------
                                        Name: Dwight E. Lee
                                        Title: Vice President

                                    QUAKER HILL ASSOCIATES, L.P.

                                    By: /s/ Dwight E. Lee
                                        -----------------------------
                                        Name: Dwight E. Lee
                                        Title: General Partner

                                    UPLAND ASSOCIATES, L.P.

                                    By: /s/ Dwight E. Lee
                                        -----------------------------
                                        Name: Dwight E. Lee
                                        Title: General Partner
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                                                             Page 47 of 48 Pages


                                    NAMAKAGON ASSOCIATES, L.P.

                                    By: /s/ Dwight E. Lee
                                        -----------------------------
                                        Name: Dwight E. Lee
                                        Title: General Partner

                                    FLAGSHIP PARTNERS, LTD.

                                    By: Knowlton Brothers, Inc.,
                                          as Investment Advisor

                                    By: /s/ Stanley Knowlton
                                        -----------------------------
                                        Name: Stanley Knowlton
                                        Title: President

                                    DARWIN PARTNERS, LTD.

                                    By: Knowlton Brothers, Inc.,
                                          as Investment Advisor

                                    By: /s/ Stanley Knowlton
                                        -----------------------------
                                        Name: Stanley Knowlton
                                        Title: President

                                    FAMILY PARTNERS & CO.

                                    By: Knowlton Brothers, Inc.,
                                          as general partner

                                    By: /s/ Stanley Knowlton
                                        -----------------------------
                                        Name: Stanley Knowlton
                                        Title: President

                                    FRONTIER PARTNERS & CO.

                                    By: Knowlton Brothers, Inc.,
                                          as general partner

                                    By: /s/ Winthrop Knowlton
                                        -----------------------------
                                        Name: Winthrop Knowlton
                                        Title: Chairman
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                                                             Page 48 of 48 Pages


                                    KNOWLTON BROTHERS, INC.

                                    By: /s/ Winthrop Knowlton
                                        -----------------------------
                                        Name: Winthrop Knowlton
                                        Title: Chairman

                                    KNOWLTON ASSOCIATES, INC.

                                    By: /s/ Winthrop Knowlton
                                        -----------------------------
                                        Name: Winthrop Knowlton
                                        Title: Chairman

                                        /s/ Winthrop Knowlton
                                        -----------------------------
                                            WINTHROP KNOWLTON

                                        /s/ Stanley Knowlton
                                        -----------------------------
                                            STANLEY KNOWLTON

                                        /s/ Christopher Knowlton
                                        -----------------------------
                                            CHRISTOPHER KNOWLTON

                                        /s/ Robert R. Barker
                                        -----------------------------
                                            ROBERT R. BARKER

                                        /s/ Dwight E. Lee
                                        -----------------------------
                                            DWIGHT E. LEE